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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DWS VALUE SERIES, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

DWS LARGE CAP VALUE FUND

Class AARP Shares and Class R Shares

DWS DREMAN HIGH RETURN EQUITY FUND

Class I Shares

DWS DREMAN SMALL CAP VALUE FUND

Class I Shares and Class R Shares

A Message from the President

            , 2006

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in DWS Large Cap Value Fund, DWS Dreman High Return Equity Fund and/or DWS Dreman Small Cap Value Fund. While you are, of course, welcome to join us at your fund’s special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

The Proposal, the affected funds, and the votes of the share classes that are being solicited for each (the “Affected Class”) are set forth below:

Proposal	Affected Class
To approve a Plan of Reclassification to reclassify:
For DWS Large Cap Value Fund:
(a) All of the Fund’s Class AARP shares as Class S shares	Class AARP
(b) All of the Fund’s Class R shares as Class A shares	Class R

For DWS Dreman High Return Equity Fund:
(a) All of the Fund’s Class I shares as Class Institutional shares	Class I

For DWS Dreman Small Cap Value Fund:
(a) All of the Fund’s Class I shares as Class Institutional shares	Class I
(b) All of the Fund’s Class R shares as Class A shares	Class R

The proposed Plan of Reclassification is part of a program initiated by Deutsche Asset Management (“DeAM”) to restructure its product line to match its distribution focus in the future and to eliminate share classes that DeAM believes have little opportunity for growth, that are redundant given other similar classes that are offered and that add unnecessary complexity and inefficiency to DeAM’s business. Although the expense structures of each class are different, DeAM projects that the resulting expense ratio, after consummation of the Plan of Reclassification and giving effect to the proposed expense caps, will be no higher than the current expense ratio for each of the Affected Classes (and in some cases may be lower).

After careful consideration, the Board has approved the proposed Plan of Reclassification. The Board has determined that the proposed Plan of Reclassification would be in the best interests of each fund. Further information on the proposed share reclassifications, including the differences between your class of shares and the proposed reclassified share class, is included in the enclosed Proxy Statement.

Please take the time to read the enclosed materials.

The question and answer section that begins on the front cover of the Proxy Statement discusses the proposal and the required shareholder approval. The Proxy Statement itself provides greater detail about the proposal and why it is being made. The Board recommends that you read the enclosed materials carefully and that shareholders of each Affected Class of each fund vote in favor of the Proposal.

To vote, simply fill out the enclosed proxy card—be sure to sign and date it—and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card.

Your vote and participation in governance of your fund is very important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have any questions about the proposal or need further assistance in voting, please feel free to call your fund’s proxy solicitor, Computershare Fund Services, Inc., at             , or contact your financial adviser.

Our proxy solicitor may contact you to encourage you to exercise your right to vote.

We thank you for your participation.

Respectfully,

/s/ Michael Colon

Michael Colon

President

DWS Value Series, Inc.

Questions & Answers

Important News

DWS Large Cap Value Fund

Class AARP Shares and Class R Shares

DWS Dreman High Return Equity Fund

Class I Shares

DWS Dreman Small Cap Value Fund

Class I Shares and Class R Shares

While we encourage you to read the full text of the enclosed Proxy Statement, here’s a brief overview of some matters affecting your interest in each affected class of each DWS fund listed above that will be the subject of a shareholder vote.

Q&A

Q Why am I receiving this proxy statement?

A The proposed Plan of Reclassification is part of a program initiated by Deutsche Asset Management (“DeAM”) to restructure its product line to match its distribution focus in the future and to eliminate share classes that DeAM believes have little opportunity for growth, that are redundant given other similar classes that are offered and that add unnecessary complexity and inefficiency to DeAM’s business.

The proposed Plan of Reclassification is described in more detail below.

Q&A continued

Q What proposal am I being asked to vote on in the enclosed proxy statement?

A The Proposal, the affected funds, and the share classes that are being solicited for each (the “Affected Class”) are set forth below:

Proposal	Affected Class
To approve a Plan of Reclassification to reclassify:
For DWS Large Cap Value Fund:
(a) All of the Fund’s Class AARP shares as Class S shares	Class AARP
(b) All of the Fund’s Class R shares as Class A shares	Class R

For DWS Dreman High Return Equity Fund:
(a) All of the Fund’s Class I shares as Class Institutional shares	Class I

For DWS Dreman Small Cap Value Fund:
(a) All of the Fund’s Class I shares as Class Institutional shares	Class I
(b) All of the Fund’s Class R shares as Class A shares	Class R

Q How does the Board recommend that I vote on this proposal?

A After carefully reviewing the Proposal and after due consideration of the factors described in the Proxy Statement, the Board of Directors (the “Board”) of DWS Value Series, Inc., of which each DWS fund listed above is a series, has determined that these share reclassifications are in the best interests of each fund. The Board of Directors unanimously recommends that you vote to approve the proposed Plan of Reclassification and for the Proposal as applicable to your class of shares of each fund. The reasons for the Board’s recommendation are discussed in more detail in the enclosed Proxy Statement.

Q Why did the Board recommend approval of the proposed Plan of Reclassification that would reclassify the Class AARP shares as Class S shares, the Class I shares as Class Institutional shares and the Class R shares as Class A shares?

A As noted above, the proposed Plan of Reclassification is part of a program initiated by DeAM to restructure its product line to match its distribution focus in the future and to eliminate share classes that DeAM believes have little opportunity for growth, that are

Q&A continued

redundant given other similar classes that are offered and that add unnecessary complexity and inefficiency to DeAM’s business. Although the expense structures of each class are different, DeAM projects that the resulting expense ratio, after consummation of the Plan of Reclassification and giving effect to the proposed expense caps, will be no higher than the current expense ratio for each of the Affected Classes (and in some cases may be lower).

Q Will the reclassification of Class AARP, I and R shares result in a taxable event?

A The reclassification is expected to be a tax-free transaction. Please see the description of the Proposal in the Proxy Statement for a more detailed discussion of the tax consequences of the reclassifications.

Q Upon the change and reclassification of my share class(es), will I own the same number of shares in the reclassified share class(es)?

A While you may not own the same exact number of shares as you previously held in the reclassified share class(es) (Class AARP, Class I or Class R, as applicable), as a result of the reclassifications and implementation of the Plan of Reclassification, you will receive and thereafter own a number of full and fractional shares of the specified shares class(es) of your same fund (Class S, Class Institutional or Class A, as applicable) allocated to you on a pro rata basis and equal in value as of the Valuation Time (as defined in the Plan of Reclassification) to the total value of the shares you previously held in the reclassified share classes. The aggregate value of your shares owned will not change as a result of the reclassifications.

Q When will the reclassification of my shares become effective?

A From and after the “Reclassification Date” for each Affected Class of each fund, the Class AARP shares will be reclassified as Class S shares, the Class I shares will be reclassified as Class Institutional shares and the Class R shares will be reclassified as

Q&A continued

Class A shares, respectively. The Reclassification Date is expected to be after the close of business on the following dates or such other date as may be determined by the Board:

Class AARP shares into Class S shares	[July 14, 2006	]
Class I shares into Class Institutional shares	[August 18, 2006	]
Class R shares into Class A shares	[August 18, 2006	]

Q What will happen if shareholders do not approve the Plan of Reclassification?

A In the event that a class of shares of a fund does not approve the Plan of Reclassification, the share class will not be reclassified. However, if the other share class of that fund approves the Plan of Reclassification, the share class that approved the Plan of Reclassification will be reclassified.

Q How can I vote my shares?

A You can vote in any one of four ways:

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	Through the Internet, by going to the website listed on your proxy card; or

■	In person, by attending the special shareholders meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the enclosed Proxy Statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it its voted by: (1) sending a written revocation to the Secretary of your fund as explained in the Proxy Statement; or (2) forwarding a later-dated proxy that is received by your fund at or prior to the special meeting; or (3) attending the special shareholders meeting and voting in person. Even if

Q&A continued

you plan to attend the special shareholders meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special shareholders meeting to be held.

Q Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No, DeAM will bear these costs.

Q Whom should I call for additional information about this proxy statement?

A Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, toll free at                         .

DWS LARGE CAP VALUE FUND

Class AARP Shares and Class R Shares

DWS DREMAN HIGH RETURN EQUITY FUND

Class I Shares

DWS DREMAN SMALL CAP VALUE FUND

Class I Shares and Class R Shares

222 SOUTH RIVERSIDE PLAZA

CHICAGO, ILLINOIS 60606

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS JUNE 28, 2006

This is the formal agenda for the special shareholders meeting of your class of shares of the DWS funds listed above (each an “Affected Class” and collectively, the “Affected Classes”). It tells you what matter will be voted on and the time and place of the special shareholders meeting, in the event you choose to attend in person.

Please take notice that Special Meetings of Shareholders (each a “Meeting” and collectively, the “Meetings”) of each Affected Class of each DWS fund listed above (each a “Fund” and collectively, the “Funds”) will be held jointly at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154, on June 28, 2006 at             a.m. Eastern time, to consider the following (the “Proposal”) and to transact such other business, if any, as may properly come before the Meetings:

Proposal	Affected Class
To approve a Plan of Reclassification to reclassify:
For DWS Large Cap Value Fund:
(a) All of the Fund’s Class AARP shares as Class S shares	Class AARP
(b) All of the Fund’s Class R shares as Class A shares	Class R

For DWS Dreman High Return Equity Fund:
(a) All of the Fund’s Class I shares as Class Institutional shares	Class I

For DWS Dreman Small Cap Value Fund:
(a) All of the Fund’s Class I shares as Class Institutional shares	Class I
(b) All of the Fund’s Class R shares as Class A shares	Class R

The members of the Board of Directors of DWS Value Series, Inc. (the “Board”), of which each Fund is a series, all of whom are not affiliated with Deutsche Investment Management Americas Inc., the Funds’ investment manager, unanimously recommend that shareholders of each Affected Class of each Fund vote FOR the Proposal.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meetings and at any adjournments or postponements thereof.

Holders of record of shares of each Affected Class of each Fund at the close of business on May 16, 2006 are entitled to notice of and to vote at the Meetings and at any adjournments or postponements thereof. Shareholders of each Affected Class of each Fund are entitled to one vote for each share held. Each Affected Class of shareholders of each Fund will vote separately as a class on the Proposal as applicable to their class.

In the event that the necessary quorum to transact business is not present at a Meeting with respect to one or more Affected Classes, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date with respect to such Affected Class or Classes. In the event that a quorum is present with respect to an Affected Class or Classes but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of a Meeting as to such Affected Class or Classes to permit further solicitation of proxies. Any such adjournment of a Meeting with respect to one or more Affected Classes for the further solicitation of proxies will require the affirmative vote of the holders of a majority of the shares for such Affected Class present in person or represented by proxy at the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any adjournment. A shareholder vote for one or more Affected Classes may be taken on the Proposal prior to such adjournment. Such vote will be considered final regardless of whether a Meeting is adjourned for one or more Affected Classes to permit additional solicitation with respect to the Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, broker “non-votes” will be treated as shares of an Affected Class that are present but which have not been voted. Broker non-votes are proxies received by an Affected Class from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote. Accordingly, shareholders are urged to forward their voting instructions promptly.

The Board recommends that shareholders of each Affected Class of each Fund vote FOR the Proposal.

By Order of the Board ,

John Millette

Secretary

            , 2006

IMPORTANT—WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

DWS LARGE CAP VALUE FUND

Class AARP Shares and Class R Shares

DWS DREMAN HIGH RETURN EQUITY FUND

Class I Shares

DWS DREMAN SMALL CAP VALUE FUND

Class I Shares and Class R Shares

222 SOUTH RIVERSIDE PLAZA

CHICAGO, ILLINOIS 60606

PROXY STATEMENT FOR THE SPECIAL MEETINGS OF SHAREHOLDERS

JUNE 28, 2006

GENERAL

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors of DWS Value Series, Inc. (the “Corporation”), of which each DWS fund listed above (each a “Fund” and collectively, the “Funds”) is a series. These proxies will be used at the Special Meeting of Shareholders of each class of each Fund listed above (each an “Affected Class” and collectively, the “Affected Classes”) to be held concurrently at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154, on June 28, 2006 at             a.m. Eastern time, and at any and all adjournments or postponements thereof (each a “Meeting” and collectively, the “Meetings”) at which shareholders of each Affected Class of each Fund will be asked to consider and vote on the proposal (the “Proposal”) and such other matters as may properly come before the Meetings. Each Affected Class of shareholders of each Fund will vote separately as a class on the Proposal as applicable to their class.

This Proxy Statement, along with the enclosed Notice of Special Meetings of Shareholders and the accompanying proxy cards are first being mailed to shareholders of the Affected Classes of the Funds on or about             , 2006 or as soon as practicable thereafter. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

The Proposal relates to, for shareholders of each Affected Class of each Fund, the approval of a Plan of Reclassification to change and reclassify the shares of the Affected Classes of each Fund as follows:

Proposal	Affected Class
To approve a Plan of Reclassification to reclassify:
For DWS Large Cap Value Fund:
(a) All of the Fund’s Class AARP shares as Class S shares	Class AARP
(b) All of the Fund’s Class R shares as Class A shares	Class R

For DWS Dreman High Return Equity Fund:
(a) All of the Fund’s Class I shares as Class Institutional shares	Class I

For DWS Dreman Small Cap Value Fund:
(a) All of the Fund’s Class I shares as Class Institutional shares	Class I
(b) All of the Fund’s Class R shares as Class A shares	Class R

The shareholder vote required to approve the Proposal is described below under “Additional Information” which appears after the Proposal.

This document is designed to give you the information you need to vote on the Proposal. Much of the information is required disclosure under the rules of the U.S. Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., each Fund’s proxy solicitor, at             , or contact your financial adviser.

The most recent Annual Report of each Fund, containing audited financial statements for the applicable fiscal year, and the most recent Semiannual Report of each Fund (each a “Report”), previously have been furnished to the Funds’ shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Funds at 222 South Riverside Plaza, Chicago, Illinois 60606-5808 (Class I shares or Class R shares) or P.O. Box 219669, Kansas City, Missouri 64121-9669 (for Class AARP shares). Reports will also available by calling 1-800-621-1048 (Class I shares or Class R shares) or 1-800-728-3337 (Class AARP shares). Reports are also available on the DWS funds’ website at www.dws-DWS.com or at the website of the SEC at www.sec.gov.

PROPOSAL TO APPROVE THE PLAN OF RECLASSIFICATION

For Class AARP Shareholders of DWS Large Cap Value Fund: Approval of a Plan of Reclassification to Reclassify All Class AARP Shares as Class S Shares

For Class I Shareholders of DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund: Approval of a Plan of Reclassification to Reclassify All Class I Shares as Class Institutional Shares

For Class R Shareholders of DWS Large Cap Value Fund and DWS Dreman Small Cap Value Fund: Approval of a Plan of Reclassification to Reclassify All Class R Shares as Class A Shares

The shareholders of the AARP, I and R classes of shares of the Funds as listed above (each an “Affected Class” and collectively, the “Affected Classes”) are being asked to approve the Plan of Reclassification for their respective class of each Fund.

NOTE: If you are also a Class R shareholder of DWS Dreman High Return Equity Fund, you will not vote on the Proposal. The Class R shares of DWS Dreman High Return Equity Fund are not affected by the Proposal and will remain in effect.

Introduction

Currently, Class A, Class B, Class C, Class R, Institutional Class, Class S and Class AARP shares are offered by DWS Large Cap Value Fund. Currently, Class A, Class B, Class C, Class R, Class I, Class S and Class Institutional shares are offered by DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund. The Corporation’s Board has approved a proposed Plan of Reclassification (which is attached to this Proxy Statement as Exhibit A) that would reclassify the Class AARP shares as Class S shares, the Class I shares as Class Institutional shares and the Class R shares as Class A shares for each Fund as listed above (the “Plan of Reclassification”). The proposed reclassifications of Class AARP, I and R shares, if approved by the Affected Class of shareholders of each Fund, voting separately by class, would occur on [July 14, 2006] after the close of business (for the Class AARP shares), on [August 18, 2006] after the close of business (for the Class I shares) and on [August 18, 2006] after the close of business (for the Class R shares), or such other date(s) as may be determined by the Board. In connection with the proposed reclassifications, certain eligibility requirements and account features of the Class AARP, Class I and Class R shares of the above Funds would be changed and become effective immediately prior to effecting the reclassifications to coincide with the characteristics, eligibility requirements and account features in effect for the Class S, Class Institutional and Class A shares of the applicable Funds, certain of which are described below.

The Board of Directors of the Corporation unanimously recommends that the Class AARP, I and R shareholders of each Affected Class of each Fund, voting separately by class, vote in favor of the approval of the Plan of Reclassification.

Under the proposed Plan of Reclassification:

•	each Class AARP and Class R shareholder of DWS Large Cap Value Fund will receive that number of full and fractional Class S or Class A shares, respectively, of DWS Large Cap Value Fund having a net asset value equal to the net asset value of the Class AARP or Class R shares, respectively, held by such shareholder as of the close of regular trading on the New York Stock Exchange at the Valuation Time for each share class (as defined in the Plan of Reclassification);

•	each Class I shareholder of DWS Dreman High Return Equity Fund will receive that number of full and factional Class Institutional shares of DWS Dreman High Return Equity Fund having a net asset value equal to the net asset value of the Class I shares held by such shareholder as of the close of regular trading on the New York Stock Exchange at the Valuation Time for each share class (as defined in the Plan of Reclassification); and

•	each Class I and Class R shareholder of DWS Dreman Small Cap Value Fund will receive that number of full and fractional Class Institutional or Class A shares, respectively, of DWS Dreman Small Cap Value Fund having a net asset value equal to the net asset value of the Class I or Class R shares, respectively, held by such shareholder as of the close of regular trading on the New York Stock Exchange at the Valuation Time for each share class (as defined in the Plan of Reclassification).

Each share of an Affected Class of a Fund is entitled to one vote (or fraction thereof in respect of a fractional share) on the Proposal. If approved by the Affected Classes of each Fund, voting separately as classes on the Proposal as applicable to their class, the proposed Plan of Reclassification will be effected by an amendment to the Corporation’s charter.

In the event that less than all of the Affected Classes of a Fund approve their proposed share reclassification, the amendment to the Corporation’s charter will effectuate the proposed share reclassification as to the class or classes of shares that approved the proposed share reclassification but not as to any other class of shares of the Fund.

Fund Organization/Charter

DWS Large Cap Value Fund, DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund are each funds that are a “series” of DWS Value Series, Inc. (the “Corporation”) (formerly known as Scudder Value Series, Inc.), a Maryland corporation organized in October, 1987.

With respect to matters requiring shareholder approval, the Corporation’s charter and bylaws and Maryland corporate law include procedures for board action, notice to shareholders and required shareholder approvals. As permitted under the Corporation’s charter documents, the affirmative vote of the holders of a majority of the total number of shares of each Affected Class of a Fund entitled to vote thereon, voting separately as a class, is required to approve the Plan of Reclassification for that Affected Class.

In order to effectuate the Plan of Reclassification, the Corporation’s charter will be amended by the filing of Articles of Amendment with the State Department of Assessments and Taxation of Maryland.

Certain U.S. Federal Income Tax Consequences

The following summary of certain United States federal income tax consequences and the other statements regarding tax consequences included in this Proxy Statement apply to shareholders of the Affected Classes that hold their shares as capital assets. The summary does not address all of the tax considerations that may be relevant to a specific shareholder, particularly if the shareholder is subject to special treatment under the United States federal income tax laws such as shareholders who are banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts and foreign investors.

The receipt by shareholders of an Affected Class of a Fund of solely Class S, Class Institutional or Class A shares as a result of the share reclassification of such Fund pursuant to the Plan of Reclassification will not result in the recognition of gain or loss for federal income tax purposes to such shareholders. A shareholder’s basis in his or her Class S, Class Institutional or Class A shares received solely as a result of the reclassification will equal the shareholder’s basis in the reclassified Class AARP, Class I or Class R shares, respectively, immediately prior to such reclassification. Each shareholder’s holding period for the Class S, Class Institutional or Class A shares received in the reclassification will include the shareholder’s holding period for the reclassified Class AARP, Class I or Class R shares, respectively, provided the shareholder held such Class AARP, Class I or Class R shares as a capital asset immediately prior to the reclassification. Shareholders should consult with their own tax advisers concerning the application of United States federal income tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign jurisdictions.

Board Approval and Recommendation

On May 10, 2006, the Corporation’s Board of Directors (the “Board”) voted to approve the Plan of Reclassification and to recommend its approval to shareholders of each Affected Class of each Fund.

Deutsche Asset Management (“DeAM”) proposed these share reclassifications as part of its program to restructure its product line to match its distribution focus in the future. The share reclassifications are intended to eliminate share classes that DeAM believes have little opportunity for growth, that are redundant given other similar share classes that are currently offered and that add unnecessary complexity and inefficiency to DeAM’s business.

With respect to the Class AARP shares of DWS Large Cap Value Fund, the Proposal was also a result of the Board’s consideration that the contractual relationship between DeAM and AARP ended effective December 31, 2005, subject to DeAM’s agreement with AARP to use the AARP name through July 31, 2006, at which time DeAM must cease usage of the AARP name. Under this prior contractual arrangement, AARP, through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DeAM, but did not act as an investment advisor or recommend specific mutual funds. As a consequence of the termination of this contractual relationship with AARP, DWS Large Cap Value Fund will no longer be permitted to use or sell its shares under the name “Class AARP.” As such, the Board considered and recommended that all of DWS Large Cap Value Fund’s Class AARP shares be changed and reclassified into Class S shares of DWS Large Cap Value Fund as soon as practicable following the shareholder vote to approve the Plan of Reclassification.

Although the expense structures of each class are different, DeAM projects that the resulting expense ratio of each class, after consummation of the Plan of Reclassification and giving effect to the proposed expense caps, will be no higher than the current expense ratio for each of the Affected Classes (and in some cases may be lower). The Board also considered that DeAM believes there may be opportunities for economies of scale, which may lower the classes’ overall expense ratios to below that of what otherwise would have been the case absent the Plan of Reclassification.

Based upon the considerations above, and as discussed further below, the Board determined that the proposed reclassification of Class AARP, I and R shares as Class S, Institutional and A shares, respectively, would be in the best interests of each applicable Fund.

The Board of the Corporation unanimously recommends that the Class AARP, I and R shareholders of each Affected Class of each Fund, voting separately by class, vote FOR approval of the Plan of Reclassification (attached as Exhibit A hereto) to reclassify the Class AARP, I and R shares of each Affected Class of each Fund as Class S, Institutional and A shares, respectively, of the same Fund.

FEES AND EXPENSES

In general, each Affected Class of each Fund listed below is identical in all respects to each other share class of the applicable Fund, except for differences primarily related to: (a) different sales loads or charges; (b) different fees and expenses; (c) different account size minimum investment requirements; (d) different investor eligibility requirements; and (e) different class names and designations.

Differences Between Class AARP Shares and Class S Shares of DWS Large Cap Value Fund

The following table shows comparative expense information for the Class AARP shares and pro forma expenses for the Class S shares of DWS Large Cap Value Fund after effectuation of the proposed Plan of Reclassification based upon DeAM’s estimate of expenses that are expected to occur during the current fiscal year:

DWS Large Cap Value Fund Fees and Expenses	Current Expenses (Class AARP)	Pro Forma Expenses (Class S)
Investment Management Fee	.52%	.52%
Distribution/Service (12b-1) Fee	None	None
Other Expenses	.37%	.16%

Total Annual Fund Operating Expenses	.89%	.68%
Less Expense/Waiver Reimbursement	None[1]	None[2]

Net Annual Fund Operating Expenses	.89%	.68%

1	Through March 31, 2008, Deutsche Investment Management Americas Inc., each Fund’s investment manager (the “Advisor”), has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.90% for Class AARP shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.
2	Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.80% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

Both the Class AARP and the Class S shares of DWS Large Cap Value Fund commenced operations on December 31, 2004.

Like the Class AARP shares, Class S shares of DWS Large Cap Value Fund have no sales charge or other shareholder fees other than a short-term redemption/exchange fee (2.00% on shares owned less than 15 days). Class S shares currently have a $2,500 minimum investment requirement for new investments, whereas Class AARP shares currently require only a $1,000 minimum investment. Former Class AARP shareholders of record who become Class S shareholders as a result of the proposed Plan of Reclassification will not be required to bring their accounts up to the Class S $2,500 investment minimum, but any new investment accounts for the Class S shares following the reclassification would be required to make new investments at the stated $2,500 Class S minimum. These “grandfather provisions” would be effective immediately prior to effectuation of reclassification of the Class AARP shares as Class S shares.

Shareholders of Class AARP shares currently do not pay a custodial fee for DWS Scudder IRA accounts for which DWS Trust Company, an affiliate of DeAM, is the custodian. This fee would continue to be waived for any former Class AARP shareholder of record who becomes a Class S shareholder as a result of the proposed Plan of Reclassification.

In addition, certain eligibility requirements currently in place with respect to the Class AARP shares will be changed to reflect the eligibility requirements of the existing Class S shares. As proposed to be changed as part of the reclassification, the Class S shares (and the Class AARP shares that become Class S shares as part of the reclassification) will generally only be available to new investors through fee-based programs of broker-dealers and registered investment advisors, who typically charge ongoing fees for services they provide, and through certain group retirement plans.

Eligible Investors—Class S Shares

The following investors may purchase Class S shares of DWS Large Cap Value Fund either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm:

1. Existing shareholders of Class S shares of any DWS fund as of December 31, 2004, and household members residing at the same address.

2. Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS fund.

3. Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing pan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS fund.

4. Any participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

5. Officers, fund trustees and directors, and full-time employees and their family members, of the Advisor and its affiliates.

6. Class S shares are available to any accounts managed by DeAM, any advisory products offered by DeAM or DWS-SDI and to the portfolios of Scudder Pathway Series or other fund of funds managed by DeAM or its affiliates.

The following additional investors may purchase Class S shares of DWS funds:

1. Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2. Any group retirement, employee stock, bonus, pension or profit-sharing plans. DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Differences Between Class I Shares and Class Institutional Shares

The following table shows comparative expense information for the Class I shares and pro forma expenses for the Class Institutional shares of DWS Dreman High Return Equity Fund after effectuation of the proposed Plan of Reclassification based upon DeAM’s estimate of expenses that are expected to occur during the current fiscal year:

DWS Dreman High Return Equity Fund Fees and Expenses	Current Expenses (Class I)	Pro Forma Expenses (Class Institutional)
Investment Management Fee	.68%	.68%
Distribution/Service (12b-1) Fee	None	None
Other Expenses	.15%	.18%

Total Annual Fund Operating Expenses	.83%	.86%
Less Expense Waiver/Reimbursement	None	.03%[1]

Net Annual Fund Operating Expenses	.83%	.83%

1	Contingent upon effectuation of the Plan of Reclassification, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund through September 30, 2009 to the extent necessary to maintain the Fund’s total operating expenses at .83% for Class Institutional shares, [excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.]

The following table shows comparative expense information for the Class I shares and pro forma expenses for the Class Institutional shares of DWS Dreman Small Cap Value Fund after effectuation of the proposed Plan of Reclassification based upon DeAM’s estimate of expenses that are expected to occur during the current fiscal year:

DWS Dreman Small Cap Value Fund Fees and Expenses	Current Expenses (Class I)	Pro Forma Expenses (Class Institutional)
Investment Management Fee	.73%	.73%
Distribution/Service (12b-1) Fee	None	None
Other Expenses	.28%	.19%

Total Annual Fund Operating Expenses	1.01%	.92%
Less Expense Waiver/Reimbursement	None	None[1]

Net Annual Fund Operating Expenses	1.01%	.92%

1	Contingent upon effectuation of the Plan of Reclassification, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund through August 18, 2006 to the extent necessary to maintain the Fund’s total operating expenses at .92% for Class Institutional shares, [excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.]

Like the Class I shares of each Fund, Class Institutional shares of DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund have no sales charge or other shareholder account fees other than a short-term redemption/exchange fee (2.00% on shares owned less than 15 days for DWS Dreman High Return Equity Fund and less than 30 days for DWS Dreman Small Cap Value Fund).

For both DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund, the minimum initial investment requirement for both of these share classes is $1,000,000 (with no minimum for subsequent investments). However, the minimum initial investment under the Institutional class is waived for

1. Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum eligibility requirement.

2. Investment advisory affiliates of Deutsche Bank Securities, Inc. or DWS Funds purchasing shares for the accounts of their investment advisory clients.

3. Employee benefit plans with assets of at least $50 million.

4. Clients of the private banking division of Deutsche Bank AG.

5. A current or former director or trustee of the Deutsche or DWS mutual funds.

6. An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

In connection with the proposed reclassification of the Class I shares as Class Institutional shares, the eligibility requirements currently in effect for the Class I shares will be changed immediately prior to effecting the reclassification to reflect the eligibility requirements of the existing Institutional class. The eligibility requirements currently in effect for the Class Institutional shares permit any of the following types of investors to purchase Institutional class shares:

1. An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

2. An employee benefit plan with assets of at least $50 million.

3. A registered investment adviser or financial planner purchasing on behalf of clients and charge an asset-based or hourly fee.

4. A client of the private banking division of Deutsche Bank AG.

5. A current or former director or trustee of the Deutsche or DWS mutual funds.

6. An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

Differences Between Class R Shares and Class A Shares

The following table shows comparative expense information for the Class R shares and pro forma expenses for the Class A shares of DWS Large Cap Value Fund after effectuation of the proposed Plan of Reclassification based upon DeAM’s estimate of expenses that are expected to occur during the current fiscal year:

DWS Large Cap Value Fund Fees and Expenses	Current Expenses (Class R)	Pro Forma Expenses (Class A)
Investment Management Fee	.52%	.52%
Distribution/Service (12b-1) Fee	.25%	None
Other Expenses	.65%	.53%

Total Annual Fund Operating Expenses	1.42%	1.05%
Less Expense Waiver/Reimbursement	.02%[1]	None[2]

Net Annual Fund Operating Expenses	1.40%	1.05%

1	Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.40% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.
2	Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at .90% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses.

The following table shows comparative expense information for the Class R shares and pro forma expenses for the Class A shares of DWS Dreman Small Cap Value Fund after effectuation of the proposed Plan of Reclassification based upon DeAM’s estimate of expenses that are expected to occur during the current fiscal year:

DWS Dreman Small Cap Value Fund Fees and Expenses	Current Expenses (Class R)	Pro Forma Expenses (Class A)
Investment Management Fee	.73%	.73%
Distribution/Service (12b-1) Fee	.25%	None
Other Expenses	.70%	.55%

Total Annual Fund Operating Expenses	1.68%	1.28%
Less Expense Waiver/Reimbursement[1]	.08%	None

Net Annual Fund Operating Expenses	1.60%	1.28%

1	Through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.60% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

The Class R shares of DWS Large Cap Value Fund and DWS Dreman Small Cap Value Fund have no sales charge. The Class A shares of both Funds impose a 5.75% sales charge on purchases. However, this sales charge will be waived and former Class R shareholders of record (qualified plans) who become Class A shareholders as a result of the proposed Plan of Reclassification will be permitted to purchase Class A shares at net asset value regardless of the size of the qualified retirement plan.

Like the Class R shares of each, Class A shares of DWS Large Cap Value Fund and DWS Dreman Small Cap Value Fund impose a short-term redemption/exchange fee (2.00% on shares owned less than 15 days for DWS Large Cap Value Fund and less than 15 days for DWS Dreman Small Cap Value Fund).

For both DWS Large Cap Value Fund and DWS Dreman Small Cap Value Fund, the minimum initial investment requirement for Class A shares is $1,000 for a non-IRA account and $500 for an IRA account. Class R shares do not currently have any minimum investment requirements.

The Board of Directors of the Corporation unanimously recommends that the Class AARP, I and R shareholders of each Affected Class of each Fund, voting separately by class, vote FOR approval of the Plan of Reclassification.

ADDITIONAL INFORMATION

General

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be borne by DeAM. In addition to solicitation by mail, certain officers and representatives of the Corporation, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Any shareholder of an Affected Class of a Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Deutsche Investment Management Americas Inc., at the address for the Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in this Proxy Statement.

Where the holders of shares of any class of a Fund are entitled to a separate vote as a class, the presence at the Meeting, in person or by proxy, of the holders of one-third of the outstanding shares of that separate class entitled to vote at the Meeting shall constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business is not present at a Meeting with respect to one or more Affected Classes, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date with respect to such Affected Class or Classes. In the event that a quorum is present with respect to an Affected Class or Classes but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of a Meeting as to such Affected Class or Classes to permit further solicitation of proxies. Any such adjournment of a Meeting with respect to one or more Affected Classes for the further solicitation of proxies will require the affirmative vote of the holders of a majority of the shares for such Affected Class present in person or represented by proxy at the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any adjournment. A shareholder vote for one or more Affected Classes may be taken on the Proposal prior to such adjournment. Such vote will be considered final regardless of whether a Meeting is adjourned for one or more Affected Classes to permit additional solicitation with respect to the Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, broker “non-votes” will be treated as shares of an Affected Class that are present but which have not been voted. Broker non-votes are proxies received by an Affected Class from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote. Accordingly, shareholders are urged to forward their voting instructions promptly.

Approval of the Proposal requires the affirmative vote of the holders of a majority of the shares of each Affected Class of each applicable Fund, voting separately by class, as follows:

Proposal—Fund and Share Reclassification	Required Approval
For DWS Large Cap Value Fund: To approve a Plan of Reclassification to reclassify all of the Fund’s Class AARP shares as Class S shares	the affirmative vote of the holders of a majority of the outstanding Class AARP shares of DWS Large Cap Value Fund

For DWS Large Cap Value Fund: To approve a Plan of Reclassification to reclassify all of the Fund’s Class R shares as Class A shares	the affirmative vote of the holders of a majority of the outstanding Class R shares of DWS Large Cap Value Fund

For DWS Dreman High Return Equity Fund: To approve a Plan of Reclassification to reclassify all of the Fund’s Class I shares as Class Institutional shares	the affirmative vote of the holders of a majority of the outstanding Class I shares of DWS Dreman High Return Equity Fund

For DWS Dreman Small Cap Value Fund: To approve a Plan of Reclassification to reclassify all of the Fund’s Class I shares as Class Institutional shares	the affirmative vote of the holders of a majority of the outstanding Class I shares of DWS Dreman Small Cap Value Fund

For DWS Dreman Small Cap Value Fund: To approve a Plan of Reclassification to reclassify all of the Fund’s Class R shares as Class A shares	the affirmative vote of the holders of a majority of the outstanding Class R shares of DWS Dreman Small Cap Value Fund

Abstentions and broker non-votes will have the effect of a “NO” vote on the Proposal.

Shareholders of record of the Affected Classes of each applicable Fund at the close of business on May 16, 2006 (the “Record Date” for determining shareholders of Affected Classes of each Fund entitled to notice of and to vote at the Meetings), as to the matter on which they are entitled to vote, will be entitled to one vote per share. As of May 16, 2006, Affected Classes of each applicable Fund had the following shares outstanding:

Fund and Share Class	Shares Outstanding
DWS Large Cap Value Fund—Class AARP shares	1,177,962.663
DWS Large Cap Value Fund—Class R shares	56,892.136
DWS Dreman High Return Equity Fund—Class I shares	507,429.242
DWS Dreman Small Cap Value Fund—Class I shares	36,703.986
DWS Dreman Small Cap Value Fund—Class R shares	172,171.311

As of May 16, 2006, all Directors and officers of the Corporation, as a group, owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding shares of any Affected Class of any applicable Fund.

To the best of each Fund’s knowledge, as of May 16, 2006, no person owned beneficially more than 5% of any class of each Fund’s outstanding shares, except as listed in Exhibit B.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies for the Funds, at an estimated cost of $28,305, plus expenses. Such expenses are to be borne by DeAM. As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Each Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and complete address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at             . Any proxy given by a shareholder is revocable until voted at a Meeting.

Shareholder Proposals for Subsequent Meetings

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meetings, if any, should send their written proposals to the Secretary of the Corporation, c/o Deutsche Asset Management, at the address for the Corporation shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come before the Meetings

The Board is not aware of any matters that will be presented for action at the Meetings other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

Please complete, sign and return the enclosed proxy card (or take advantage of available electronic or telephonic voting procedures) promptly. No postage is required if mailed in the United States.

By Order of the Board of Directors,

/s/ Shirley D. Peterson

Shirley D. Peterson

Chairman of the Board

EXHIBIT A

DWS VALUE SERIES, INC.

PLAN OF RECLASSIFICATION

WHEREAS, the Board of Directors of DWS Value Series, Inc. (the “Corporation”), an open-end “series” investment company (each series of which listed below is sometimes referred to herein as a “Fund” and collectively, the “Funds”), has determined that it is in the best interests of the Funds of the Corporation to:

(A)  For the DWS Large Cap Value Fund series of the Corporation’s capital stock (the “DWS Large Cap Value Fund”):

(i)  Reclassification of Class AARP Shares as Class S Shares; and

(ii)  Reclassification of Class R Shares as Class A Shares.

(B)  For the DWS Dreman High Return Equity Fund series of the Corporation’s capital stock (the “DWS Dreman High Return Equity Fund”):

(i)  Reclassification of Class I Shares as Class Institutional Shares.

(C)  For the DWS Dreman Small Cap Value Fund series of the Corporation’s capital stock (the “DWS Dreman Small Cap Value Fund”):

(i)  Reclassification of Class I Shares as Class Institutional Shares; and

(ii)  Reclassification of Class R Shares as Class A Shares.

NOW, THEREFORE, in consideration of these premises, the Board of Directors hereby adopts this Plan of Reclassification for each affected class of each Fund (i.e., the Class AARP and Class R Shares of DWS Large Cap Value Fund, the Class I Shares of DWS Dreman High Return Equity Fund and the Class I and Class R Shares of DWS Dreman Small Cap Value Fund), and recommends its approval to the shareholders of each affected class of each Fund of the Corporation at special shareholders meetings to be held on June 28, 2006, and at any postponement or adjournment thereof.

FIRST: Subject to the approval of the affected class of shareholders of each Fund in compliance with the corporate laws of the State of Maryland, compliance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the rules and regulations of the Securities and Exchange Commission thereunder, the Charter of the Corporation shall be amended to change and reclassify (i) all of the issued and outstanding Class AARP shares of DWS Large Cap Value Fund into Class S shares of DWS Large Cap Value Fund; (ii) all of the issued and outstanding Class R shares of DWS Large Cap Value Fund into Class A shares of DWS Large Cap Value Fund; (iii) all of the issued and outstanding Class I shares of DWS Dreman High Return Equity Fund into Class Institutional shares of DWS Dreman High Return Equity Fund; (iv) all of the issued and outstanding Class I shares of DWS Dreman Small Cap Value Fund into Class Institutional shares of DWS Dreman Small Cap Value Fund; and (v) all of the issued and outstanding Class R shares of DWS Dreman Small Cap Value Fund into Class A shares of DWS Dreman Small Cap Value Fund; and thereby cancel and terminate the Class AARP shares and Class R shares of DWS Large

Cap Value Fund, the Class I shares of DWS Dreman High Return Equity Fund and the Class I and Class R shares of DWS Dreman Small Cap Value Fund. From and after the applicable Reclassification Date (as hereinafter defined):

(i)  all of the authorized shares of the Corporation’s capital stock heretofore classified and designated as Class AARP shares of Large Cap Value Fund shall cease to constitute Class AARP shares of DWS Large Cap Value Fund and, instead, such shares shall constitute either (i) issued and outstanding Class S shares of DWS Large Cap Value Fund or (ii) authorized but unissued Class S shares of DWS Large Cap Value Fund, subject to and as further described in “SECOND,” “THIRD,” “FOURTH” and “FIFTH” below;

(ii)  all of the authorized shares of the Corporation’s capital stock heretofore classified and designated as Class R shares of DWS Large Cap Value Fund shall cease to constitute Class R shares of DWS Large Cap Value Fund and, instead, such shares shall constitute either (i) issued and outstanding Class A shares of DWS Large Cap Value Fund or (ii) authorized but unissued Class A shares of DWS Large Cap Value Fund, subject to and as further described in “SECOND,” “THIRD,” “FOURTH” and “FIFTH” below;

(iii)  all of the authorized shares of the Corporation’s capital stock heretofore classified and designated as Class I shares of DWS Dreman High Return Equity Fund shall cease to constitute Class I shares of DWS Dreman High Return Equity Fund and, instead, such shares shall constitute either (i) issued and outstanding Class Institutional shares of DWS Dreman High Return Equity Fund or (ii) authorized but unissued Class Institutional shares of DWS Dreman High Return Equity Fund, subject to and as further described in “SECOND,” “THIRD,” “FOURTH” and “FIFTH” below;

(iv)  all of the authorized shares of the Corporation’s capital stock heretofore classified and designated as Class I shares of DWS Dreman Small Cap Value Fund shall cease to constitute Class I shares of DWS Dreman Small Cap Value Fund and, instead, such shares shall constitute either (i) issued and outstanding Class Institutional shares of DWS Dreman Small Cap Value Fund or (ii) authorized but unissued Class Institutional shares of DWS Dreman Small Cap Value Fund, subject to and as further described in “SECOND,” “THIRD,” “FOURTH” and “FIFTH” below; and

(v)  all of the authorized shares of the Corporation’s capital stock heretofore classified and designated as Class R shares of DWS Dreman Small Cap Value Fund shall cease to constitute Class R shares of DWS Dreman Small Cap Value Fund and, instead, such shares shall constitute either (i) issued and outstanding Class A shares of DWS Dreman Small Cap Value Fund or (ii) authorized but unissued Class A shares of DWS Dreman Small Cap Value Fund, subject to and as further described in “SECOND,” “THIRD,” “FOURTH” and “FIFTH” below.

SECOND: The following provisions shall apply in order to effectuate the changes and reclassifications described in Article FIRST above:

(A)  As of the applicable Reclassification Date:

(i)  All of the issued and outstanding Class AARP shares of DWS Large Cap Value Fund shall automatically be changed and reclassified into that number of full and fractional Class S shares of DWS Large Cap Value Fund having an aggregate net asset value equal to the aggregate value of the net assets of DWS Large Cap Value Fund that are allocable to the Class AARP shares of DWS Large Cap Value Fund;

(ii)  All of the issued and outstanding Class R shares of DWS Large Cap Value Fund shall automatically be changed and reclassified into that number of full and fractional Class A shares of DWS Large Cap Value Fund having an aggregate net asset value equal to the aggregate value of the net assets of DWS Large Cap Value Fund that are allocable to the Class R shares of DWS Large Cap Value Fund;

(iii)  All of the issued and outstanding Class I shares of DWS Dreman High Return Equity Fund shall automatically be changed and reclassified into that number of full and fractional Class Institutional shares of DWS Dreman High Return Equity Fund having an aggregate net asset value equal to the aggregate value of the net assets of DWS Dreman High Return Equity Fund that are allocable to the Class I shares of DWS Dreman High Return Equity Fund;

(iv)  All of the issued and outstanding Class I shares of DWS Dreman Small Cap Value Fund shall automatically be changed and reclassified into that number of full and fractional Class Institutional shares of DWS Dreman Small Cap Value Fund having an aggregate net asset value equal to the aggregate value of the net assets of DWS Dreman Small Cap Value Fund that are allocable to the Class I shares of DWS Dreman Small Cap Value Fund; and

(v)  All of the issued and outstanding Class R shares of DWS Dreman Small Cap Value Fund shall automatically be changed and reclassified into that number of full and fractional Class A shares of DWS Dreman Small Cap Value Fund having an aggregate net asset value equal to the aggregate value of the net assets of DWS Dreman Small Cap Value Fund that are allocable to the Class R shares of DWS Dreman Small Cap Value Fund.

The aggregate value of the net assets of each Fund and the amount thereof allocable to the Class AARP, Class I and/or Class R shares thereof shall be determined in accordance with the valuation procedures set forth in the Corporation’s charter and the then current Prospectus or Statement of Additional Information of each Fund, as of the close of regular trading on the New York Stock Exchange on the applicable Reclassification Date (after the declaration and payment of any dividends and/or other distributions on that date) (the “Valuation Time”).

In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Fund is closed for trading or trading thereupon is restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Corporation’s Board of Directors, accurate appraisal of the value of the net assets of a Fund is not reasonably practicable, the Reclassification Date shall be postponed to such later date as determined by the Board of Directors.

All computations of value hereunder shall be made by or under the direction of the applicable Fund’s accounting agent in accordance with its regular practice and the requirements of the 1940 Act.

(B)  Upon the changes and reclassifications described in (A) above:

(i)  The holders of Class AARP shares of DWS Large Cap Value Fund shall be deemed to own, as of the Reclassification Date, that number of full and fractional Class S shares of DWS Large Cap Value Fund as may be allocated to such shareholders on a pro rata basis;

(ii)  The holders of Class R shares of DWS Large Cap Value Fund shall be deemed to own, as of the Reclassification Date, that number of full and fractional Class A shares of DWS Large Cap Value Fund as may be allocated to such shareholders on a pro rata basis;

(iii)  The holders of Class I shares of DWS Dreman High Return Equity Fund shall be deemed to own, as of the Reclassification Date, that number of full and fractional Class Institutional shares of DWS Dreman High Return Equity Fund as may be allocated to such shareholders on a pro rata basis; and

(iv)  The holders of Class I shares of DWS Dreman Small Cap Value Fund shall be deemed to own, as of the Reclassification Date, that number of full and fractional Class Institutional shares of DWS Dreman Small Cap Value Fund as may be allocated to such shareholders on a pro rata basis;

(v)  The holders of Class R shares of DWS Dreman Small Cap Value Fund shall be deemed to own, as of the Reclassification Date, that number of full and fractional Class A shares of DWS Dreman Small Cap Value Fund as may be allocated to such shareholders on a pro rata basis.

(C)  Upon the changes and reclassifications described in (A) above:

(i)  All of the assets and liabilities of DWS Large Cap Value Fund allocated or to be allocated to the Class AARP shares of DWS Large Cap Value Fund prior to the Reclassification Date shall, from and after the Reclassification Date, be deemed to constitute and shall be allocated to the assets and liabilities of the Class S shares of DWS Large Cap Value Fund;

(ii)  All of the assets and liabilities of DWS Large Cap Value Fund allocated or to be allocated to the Class R shares of DWS Large Cap Value Fund prior to the Reclassification Date shall, from and after the Reclassification Date, be deemed to constitute and shall be allocated to the assets and liabilities of the Class A shares of DWS Large Cap Value Fund;

(iii)  All of the assets and liabilities of DWS Dreman High Return Equity Fund allocated or to be allocated to the Class I shares of DWS Dreman High Return Equity Fund prior to the Reclassification Date shall, from and after the Reclassification Date, be deemed to constitute and shall be allocated to the assets and liabilities of the Class Institutional shares of DWS Dreman High Return Equity Fund;

(iv)  All of the assets and liabilities of DWS Dreman Small Cap Value Fund allocated or to be allocated to the Class I shares of DWS Dreman Small Cap Value Fund prior to the Reclassification Date shall, from and after the Reclassification Date, be deemed to constitute and shall be allocated to the assets and liabilities of the Class Institutional shares of DWS Dreman Small Cap Value Fund; and

(v)  All of the assets and liabilities of DWS Dreman Small Cap Value Fund allocated or to be allocated to the Class R shares of DWS Dreman Small Cap Value Fund prior to the Reclassification Date shall, from and after the Reclassification Date, be deemed to constitute and shall be allocated to the assets and liabilities of the Class A shares of DWS Dreman Small Cap Value Fund.

(D)  Upon the changes and reclassifications described in (A) above:

(i)  All issued and outstanding Class AARP shares of DWS Large Cap Value Fund will be cancelled on the books of the Corporation, although share certificates representing interests in Class AARP shares of DWS Large Cap Value Fund, if any, will represent a number of Class S shares of DWS Large Cap Value Fund after the Reclassification Date as determined in accordance with (B) above. The Corporation will not issue certificates representing Class S shares of DWS Large Cap Value Fund to the former holders of the Class AARP shares of DWS Large Cap Value Fund. Ownership of Class S shares of DWS Large Cap Value Fund by the former holders of Class AARP shares of DWS Large Cap Value Fund will be shown on the books of the Corporation;

(ii)  All issued and outstanding Class R shares of DWS Large Cap Value Fund will be cancelled on the books of the Corporation, although share certificates representing interests in Class R shares of DWS Large Cap Value Fund, if any, will represent a number of Class A shares of DWS Large Cap Value Fund after the Reclassification Date as determined in accordance with (B) above. The Corporation will not issue certificates representing Class A shares of DWS Large Cap Value Fund to the former holders of the Class R shares of DWS Large Cap Value Fund. Ownership of Class A shares of DWS Large Cap Value Fund by the former holders of Class R shares of DWS Large Cap Value Fund will be shown on the books of the Corporation;

(iii)  All issued and outstanding Class I shares of DWS Dreman High Return Equity Fund will be cancelled on the books of the Corporation, although share certificates representing interests in Class I shares of DWS Dreman High Return Equity Fund, if any, will represent a number of Class Institutional shares of DWS Dreman High Return Equity Fund after the Reclassification Date as determined in accordance with (B) above. The Corporation will not issue certificates representing Class Institutional shares of DWS Dreman High Return Equity Fund to the former holders of the Class I shares of DWS Dreman High Return Equity Fund. Ownership of Class Institutional shares of DWS Dreman High Return Equity Fund by the former holders of Class I shares of DWS Dreman High Return Equity Fund will be shown on the books of the Corporation;

(iv)  All issued and outstanding Class I shares of DWS Dreman Small Cap Value Fund will be cancelled on the books of the Corporation, although share certificates representing interests in Class I shares of DWS Dreman Small Cap Value Fund, if any, will represent a number of Class Institutional shares of DWS Dreman Small Cap Value Fund after the Reclassification Date as determined in accordance with (B) above. The Corporation will not issue certificates representing Class Institutional shares of DWS Dreman Small Cap Value Fund to the former holders of the Class I shares of DWS Dreman Small Cap Value Fund. Ownership of Class Institutional shares of DWS Dreman Small Cap Value Fund by the former holders of Class I shares of DWS Dreman Small Cap Value Fund will be shown on the books of the Corporation; and

(v)  All issued and outstanding Class R shares of DWS Dreman Small Cap Value Fund will be cancelled on the books of the Corporation, although share certificates representing interests in Class R shares of DWS Dreman Small Cap Value Fund, if any, will represent a number of Class A shares of DWS Dreman Small Cap Value Fund after the Reclassification Date as determined in accordance with (B) above. The Corporation will not issue certificates representing Class A shares of DWS Dreman Small Cap Value Fund to the former holders of the Class R shares of DWS Dreman Small Cap Value Fund. Ownership of Class A shares of DWS Dreman Small Cap Value Fund by the former holders of Class R shares of DWS Dreman Small Cap Value Fund will be shown on the books of the Corporation.

(E)  As of the applicable Reclassification Date:

(i)  All of the authorized but unissued Class AARP shares of DWS Large Cap Value Fund shall automatically be changed and reclassified into authorized but unissued Class S shares of DWS Large Cap Value Fund;

(ii)  All of the authorized but unissued Class R shares of DWS Large Cap Value Fund shall automatically be changed and reclassified into authorized but unissued Class A shares of DWS Large Cap Value Fund;

(iii)  All of the authorized but unissued Class I shares of DWS Dreman High Return Equity Fund shall automatically be changed and reclassified into authorized but unissued Class Institutional shares of DWS Dreman High Return Equity Fund;

(iv)  All of the authorized but unissued Class I shares of DWS Dreman Small Cap Value Fund shall automatically be changed and reclassified into authorized but unissued Class Institutional shares of DWS Dreman Small Cap Value Fund; and

(v)  All of the authorized but unissued Class R shares of DWS Dreman Small Cap Value Fund shall automatically be changed and reclassified into authorized but unissued Class A shares of DWS Dreman Small Cap Value Fund.

THIRD: As soon as practicable after approval of the Plan of Reclassification by the Class AARP shareholders of DWS Large Cap Value Fund, by the Class R shareholders of DWS Large Cap Value Fund, by the Class I shareholders of DWS Dreman High Return Equity Fund, by the Class I shareholders of DWS Dreman Small Cap Value Fund, and by the Class R shareholders of DWS Dreman Small Cap Value Fund, as applicable, each such class voting separately, the proper officers of the Corporation will take the actions necessary to file one or more Articles of Amendment with the State Department of Assessments and Taxation of Maryland (the “SDAT”) to effectuate the changes and reclassifications described herein.

The “Reclassification Date” shall be (i) with respect to the Class AARP shares of DWS Large Cap Value Fund, on [July 14, 2006] after the close of business or such other date after the close of business as may be determined by the Board of Directors; (ii) with respect to the Class R shares of DWS Large Cap Value Fund, on [August 18, 2006] after the close of business or such other date after the close of business as may be determined by the Board of Directors; (iii) with respect to the Class I shares of DWS Dreman High Return Equity Fund, on [August 18, 2006] after the close of business or such other date after the close of business as may be determined by the Board of Directors; (iv) with respect to the Class I shares of DWS Dreman Small Cap Value Fund, on [August 18, 2006] after the close of business or such other date after the close of business as may be determined by the Board of Directors; and (v) with respect to the Class R shares of DWS Dreman Small Cap Value Fund, on [August 18, 2006] after the close of business or such other date after the close of business as may be determined by the Board of Directors. All appropriate book and tax accounting entries shall be made to reflect these transactions.

In the event that less than all of the affected classes of the Funds approve the Plan of Reclassification, the Corporation shall file Articles of Amendment to effectuate the changes and reclassifications as to the class or classes of shares of the Funds that approved the Plan of Reclassification but not as to any class of a Fund that did not approve the Plan of Reclassification.

FOURTH: Notwithstanding anything to the contrary contained herein, this Plan of Reclassification may be terminated at any time prior to the applicable Reclassification Date for each affected class of each Fund listed above, whether before or after action thereon by the shareholders of such class, and notwithstanding favorable action by such shareholders, by action of the Board of Directors of the Corporation for any reason.

FIFTH: Notwithstanding anything to the contrary contained herein, any provision of this Plan of Reclassification which is prohibited or unenforceable as to any Fund or any affected class of a Fund shall, as to such Fund or class, as applicable, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability as to any such Fund or affected class shall not invalidate or render unenforceable such provision as to any other Fund or any other affected class. There shall be substituted for such provision so rendered ineffective a provision which, as far as legally possible, most nearly reflects the intent of the Board of Directors.

EXHIBIT B

RECORD AND BENEFICIAL OWNERS OF 5% OR MORE OF A CLASS OF FUND SHARES

DWS LARGE CAP VALUE FUND

Title of Class	Name and Address of Owner	Number of Shares	Percent of Class
Class A	DWS TRUST COMPANY TTEE FBO COMMUNITY HEALTH SYSTEMS INC. 401K PLAN #XXXXXX ATTN: ASSET RECON SALEM NH 03079-1143	803,504.547	5.23%

Class A	JENNIFER FERRARI TTEE STATE STREET BANK AND TRUST ADP 401K DAILY VALUATION PROD A ROSELAND NJ 07068-1739	2,117,452.122	13.78%

Class A	MORGAN STANLEY DW ATTN MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	1,041,563.928	6.78%

Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (97HB0) JACKSONVILLE FL 32246-6484	254,937.824	15.74%

Class INST	STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES BALANCED PORTFOLIO QUINCY MA 02171-2105	235,176.640	10.85%

Class INST	STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES CONSERVATIVE PORTFOLIO QUINCY MA 02171-2105	757,663.024	34.94%

Class INST	STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES GROWTH PORTFOLIO QUINCY MA 02171-2105	1,049,763.156	48.41%

Class R	DWS TRUST COMPANY TTEE FBO APPLIED ENERGY SOLUTIONS LLC 401(K) PLAN ATTN ASSET RECON DEPT #XXXXXX	10,910.523	19.18%

Class R	STATE STREET BANK & TRUST FBO ADP/DWS SCUDDER CHOICE 401(K) PRODUCT FLORHAM PARK NJ 07932-1502	8,896.313	15.64%

Title of Class	Name and Address of Owner	Number of Shares	Percent of Class
Class R	LORI JEANNE PELOQUIN 401K LORI JEANNE PELOQUIN TTEE FBO LORI JEANNE PELOQUIN ROCHESTER NY 14610-3353	3,722.002	6.54%

Class R	KNOWLEDGE RULES INC 401K RONALD A ROCK TTEE OMNIBUS MASTER ACCOUNT BEVERLY MA 01915-6177	3,700.804	6.50%

Class R	ALL ISLAND MEDIA INC 401K RICH MEGENEDY TTEE FBO ALL ISLAND MEDIA INC BOHEMIA NY 11716	3,232.329	5.68%

DWS DREMAN HIGH RETURN EQUITY FUND

Title of Class	Name and Address of Owner	Number of Shares	Percent of Class
Class A	MORGAN STANLEY DW ATTN MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	12,816,746.031	11.55%

Class B	MORGAN STANLEY DW ATTN MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	1,211,433.117	7.62%

Class B	CITIGROUP GLOBAL MARKETS INC XXXXXXXXXXX NEW YORK NY 10001-2402	916,280.141	5.76%

Class B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (97HB0) JACKSONVILLE FL 32246-6484	1,053,075.403	6.62%

Class C	MORGAN STANLEY DW ATTN MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	1,039,534.649	5.07%

Class C	CITIGROUP GLOBAL MARKETS INC XXXXXXXXXXX NEW YORK NY 10001-2402	1,902,225.574	9.27%

Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (97HB0) JACKSONVILLE FL 32246-6484	3,324,288.207	16.20%

Class I	AIG FEDERAL SAVINGS BANK CUST FBO NORTH CAROLINA BAPTIST HOSPITALS INC 403B RETIREMENT SAVINGS PLAN	313,835.000	61.85%

Title of Class	Name and Address of Owner	Number of Shares	Percent of Class
Class I	STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES BALANCED PORTFOLIO QUINCY MA 02171-2105	51,553.775	10.16%

Class I	STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES GROWTH PORTFOLIO QUINCY MA 02171-2105	64,838.329	12.78%

Class INST	DWS TRUST COMPANY TTEE FBO DB MATCHED SAVINGS PLAN ATTN ASSET RECON DEPT # XXXXXX SALEM NH 03079-1143	2,398,579.205	16.77%

Class INST	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (97HB0) JACKSONVILLE FL 32246-6484	10,692,400.667	74.76%

Class R	PATTERSON & CO FBO PENN NATIONAL GAMING INC A/C XXXXXXXXXX CHARLOTTE NC 28288-0001	41,631.150	7.06%

Class R	MITRA & CO EXP C/O M & I TRUST MILWAUKEE WI 53202-6648	35,038.570	5.94%

Class R	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT 06104-2999	86,847.032	14.73%

Class R	STATE STREET BANK & TRUST FBO ADP/DWS SCUDDER CHOICE 401(K) PRODUCT FLORHAM PARK NJ 07932-1502	75,254.216	12.76%

Class R	MFS HERITAGE TRUST CO FBO CERTAIN COMPANY BENEFIT PLANS BOSTON MA 02205-5824	57,879.976	9.82%

Class R	MG TRUST CO AGT FRONTIER TRUST CO TTEE FBO PINEHURST SURGICAL CLINIC PA 401K PLAN A/C XXXXXXXX FARGO ND 58106-0699	63,854.323	10.83%

Class S	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT SAN FRANCISCO CA 94104-4122	1,332,989.776	48.49%

DWS DREMAN SMALL CAP VALUE FUND

Title of Class	Name and Address of Owner	Number of Shares	Percent of Class
Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (97HB0) JACKSONVILLE FL 32246-6484	1,345,016.135	5.62%

Class B	CITIGROUP GLOBAL MARKETS INC XXXXXXXXXXX NEW YORK NY 10001-2402	183,533.660	5.48%

Class C	CITIGROUP GLOBAL MARKETS INC XXXXXXXXXXX NEW YORK NY 10001-2402	339,410.976	5.78%

Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (97HB0) JACKSONVILLE FL 32246-6484	1,124,742.056	19.14%

Class I	STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES CONSERVATIVE PORTFOLIO QUINCY MA 02171-2105	2,220.714	6.05%

Class I	STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES BALANCED PORTFOLIO QUINCY MA 02171-2105	2,329.129	6.35%

Class I	STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES GROWTH PORTFOLIO QUINCY MA 02171-2105	15,657.942	42.66%

Class INST	STATE STREET BANK & TRUST CO CUST FBO SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST (AGES 5-8) KANSAS CITY MO 64105-1307	77,017.112	5.09%

Class INST	STATE STREET BANK & TRUST CO CUST FBO SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST (DIVERSIFIED EQUITY)	103,601.241	6.85%

Class INST	CAREY & CO C/O HUNTINGTON NATIONAL BANK COLUMBUS OH 43219-6010	102,940.704	6.80%

Class INST	VIRGINIA HOLDINGS LLC HUNT VALLEY MD 21030-1366	140,377.428	9.28%

Title of Class	Name and Address of Owner	Number of Shares	Percent of Class
Class INST	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (97HB0) JACKSONVILLE FL 32246-6484	830,919.559	54.92%

Class R	STATE STREET BANK & TRUST FBO ADP/DWS SCUDDER CHOICE 401(K) PRODUCT FLORHAM PARK NJ 07932-1502	31,747.653	18.44%

Class R	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS XXXXXXXXXX NC XXXX CHARLOTTE NC 28288-0001	28,238.094	16.40%

Class R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (97HB0) JACKSONVILLE FL 32246-6484	10,117.775	5.88%

Class S	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT SAN FRANCISCO CA 94104-4122	258,102.134	69.15%

DWS LARGE CAP VALUE FUND

Class AARP Shares and Class R Shares

DWS DREMAN HIGH RETURN EQUITY FUND

Class I Shares

DWS DREMAN SMALL CAP VALUE FUND

Class I Shares and Class R Shares

PROXY FOR SPECIAL MEETINGS OF THE SHAREHOLDERS

JUNE 28, 2006

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

DWS VALUE SERIES, INC.

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Philip J. Collora, Patricia DeFilippis, John Millette and Caroline Pearson, each with full power of substitution, as my proxies to vote all shares (the “Shares”) of the above listed funds (each a “Fund” and collectively, the “Funds”), as indicated below, that I am entitled to vote at the Special Meeting(s) of Shareholders (the “Special Meeting”), and at any postponements or adjournments thereof, of the Funds to be held jointly at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154, on June 28, 2006 at              a.m. Eastern time, to consider the following (the “Proposal”) and to transact such other business, if any, as may properly come before the Meetings, and at any postponements or adjournments thereof:

All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL:

Proposal	Affected Class
To approve a Plan of Reclassification to reclassify:

For DWS Large Cap Value Fund:
(a) All of the Fund’s Class AARP shares as Class S shares	Class AARP
(b) All of the Fund’s Class R shares as Class A shares	Class R

For DWS Dreman High Return Equity Fund:
(a) All of the Fund’s Class I shares as Class Institutional shares	Class I

For DWS Dreman Small Cap Value Fund:
(a) All of the Fund’s Class I shares as Class Institutional shares	Class I
(b) All of the Fund’s Class R shares as Class A shares	Class R

FOR	AGAINST	ABSTAIN

[SEPARATE PROXY CARDS FOR EACH CLASS/EACH FUND]

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing Proposal and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meetings, and at any postponements or adjournments thereof.

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The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meetings and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: , 2006	Signature of Shareholder

Signature (Joint owners)

Please date, sign and return promptly using the enclosed, postage-paid envelope whether or not you expect to attend the meeting; you may, nevertheless, vote in person if you do attend.

Telephone and Internet Instructions:

To vote by telephone:

1)	Read the proxy statement and have this proxy card at hand

2)	Call 1-800-

3)	Enter the 12-digit control number set forth below and follow the simple instructions

To vote by Internet:

1)	Read the proxy statement and have this proxy card at hand

2)	Go the website www.

3)	Enter the 12 digit control number set forth below and follow the simple instructions

Control number: xxxxxxxxxx

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